Exhibit 99.1

ANACOR PHARMACEUTICALS, INC. ANNOUNCES PROPOSED OFFERING OF

$250 MILLION OF CONVERTIBLE SENIOR NOTES DUE 2023

Palo Alto, CA, March 30, 2016— Anacor Pharmaceuticals, Inc. (NASDAQ: ANAC) announced today that it intends to offer, subject to market and other considerations, $250,000,000 aggregate principal amount of Convertible Senior Notes due 2023 (the “Convertible Notes”) in a private placement under the Securities Act of 1933, as amended (the “Securities Act”). Anacor also intends to grant to the initial purchasers of the Convertible Notes a 30-day option to purchase up to an additional $37,500,000 aggregate principal amount of the Convertible Notes, solely to cover over-allotments, if any.

In connection with the pricing of the Convertible Notes, Anacor expects to enter into capped call transactions with one or more financial institutions (the “option counterparties”). The capped call transactions are expected to reduce the potential dilution to Anacor’s common stock and/or offset any cash payments that Anacor will be required to make in excess of the principal amount upon any conversion of the Convertible Notes, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Anacor expects that the option counterparties (and/or their respective affiliates) will enter into various derivative transactions with respect to Anacor’s common stock concurrently with or shortly after the pricing of the Convertible Notes and that the option counterparties (and/or their respective affiliates) may unwind these various derivative transactions and purchase shares of Anacor’s common stock in open market transactions shortly following the pricing of the Convertible Notes. These activities could have the effect of increasing, or reducing the size of a decline in, the market price of Anacor’s common stock or the Convertible Notes concurrently with, or shortly following, the pricing of the Convertible Notes.  In addition, the option counterparties (and/or their respective affiliates) may modify their hedge positions by entering into or unwinding various derivatives with respect to Anacor’s common stock and/or purchasing or selling Anacor’s common stock or other securities of Anacor in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of Convertible Notes or following any repurchase of Convertible Notes by Anacor on any fundamental change purchase date or otherwise).  Any of these activities could cause or avoid an increase or a decrease in the market price of Anacor’s common stock or the Convertible Notes, which could affect a holder’s ability to convert the Convertible Notes and, to the extent the activity occurs during any observation period related to a conversion of Convertible Notes, it could affect the number of shares and/or value of the consideration that holders will receive upon conversion of the Convertible Notes.  In addition, if the capped call transactions fail to become effective, whether or not the offering of Convertible Notes is completed, the option counterparties (and/or their respective affiliates) may unwind their hedge positions with respect to Anacor’s common stock, which could adversely affect the value of Anacor’s common stock and, if the Convertible Notes have been issued, the value of the Convertible Notes.

Anacor intends to use a portion of the net proceeds of the offering to fund the cost of the capped call transactions described above and the remaining net proceeds for general corporate purposes.  If the over-allotment option granted to the initial purchasers is exercised, Anacor may use a portion of the net proceeds from the sale of additional Convertible Notes to enter into additional capped call transactions and intends to use the remaining net proceeds from the sale of additional Convertible Notes for general corporate purposes.

The Convertible Notes will be general unsecured obligations of Anacor and interest will be paid semiannually.  Subject to satisfaction of certain conditions and during certain periods, the Convertible Notes will be convertible at the option of holders into cash, shares of Anacor common stock or a combination thereof (with the form of consideration at Anacor’s election).  The Convertible Notes will not be redeemable at Anacor’s option prior to their maturity date.  The interest rate, conversion rate and other terms of the Convertible Notes will be determined at the time of the pricing of the offering.

The offering is being made to qualified institutional buyers pursuant to Rule 144A under the Securities Act.  Neither the Convertible Notes nor any shares of Anacor’s common stock issuable upon conversion of the Convertible Notes have been or are expected to be registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Anacor Pharmaceuticals, Inc.

Anacor is a biopharmaceutical company focused on discovering, developing and commercializing novel small-molecule therapeutics derived from its boron chemistry platform. Anacor’s first approved product, KERYDIN® (tavaborole) topical solution, 5%, is an oxaborole antifungal approved by the U.S. Food and Drug Administration in July 2014 for the topical treatment of onychomycosis of the toenails. In July 2014, Anacor entered into an exclusive agreement with Sandoz Inc., a Novartis company, pursuant to which PharmaDerm, the branded dermatology division of Sandoz, distributes and commercializes KERYDIN in the United States. In September 2014, PharmaDerm launched KERYDIN. Anacor’s lead product development candidate is crisaborole topical ointment, 2%, a novel non-steroidal topical anti-inflammatory PDE-4 inhibitor in development for the potential treatment of mild-to-moderate atopic dermatitis and psoriasis. Beyond KERYDIN and crisaborole, Anacor has discovered three investigational compounds that it has out-licensed for further development. Anacor also has a pipeline of other internally discovered topical and systemic boron-based compounds in early stages of research and development.

Forward-Looking Statements

This press release includes forward-looking statements regarding Anacor’s financing plans, including statements related to Anacor’s intent to offer, subject to market and other considerations, the Convertible Notes, Anacor’s intended use of the net proceeds of the offering and the actions of the option counterparties or their affiliates with respect to the capped call transactions.  These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release and Anacor undertakes no obligation to update any forward-looking statement in this press release except as required by law. These forward looking statements are based on estimates and assumptions by Anacor’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks.  There can be no assurance that Anacor will be able to complete the proposed offering of Convertible Notes on acceptable terms, or at all.  Actual results may differ materially from those anticipated or predicted by Anacor’s forward-looking statements as a result of various important factors, including, but not limited to, the terms of the Convertible Notes and the offering, the risks and uncertainties related to whether or not Anacor will consummate the offering, the impact of general economic, industry, market or political conditions and the other risks and uncertainties identified in Anacor’s periodic filings, including Anacor’s Annual Report on Form 10-K for the year ended December 31, 2015.

Contacts

Graeme Bell, 650-543-7516

Executive Vice President and Chief Financial Officer

DeDe Sheel, 650-543-7575

Senior Director, Investor Relations and Corporate Communications